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                                                                   Exhibit 10.50

                  AMENDMENT TO AGREEMENT OF LIMITED PARNERSHIP
                                       OF
                            HEART HOSPITAL, IV, L.P.

         THIS AMENDMENT (the "Amendment") to the Agreement of Limited Partnership, as amended, (the "Partnership Agreement") of Heart Hospital, IV, L.P. (the "Partnership") is made and entered pursuant to Section 11.2 of the Partnership Agreement.

                                    RECITALS

         WHEREAS, the Partners desire to amend the Partnership Agreement in accordance with the terms of this Amendment.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency which is hereby acknowledged, the Partners agree as follows:

         1. The following provision shall be inserted at the end of Section 1.18 of the Partnership Agreement:

                  Notwithstanding anything herein to the contrary, if, as a result of the Exchange described at Section 8.4 of the Agreement, as amended, an Investor Partner that was one of the first five (5) Investor Partners that initially acquired at least a four percent (4%) Partnership Interest ceases to own a four percent (4%) Partnership Interest but continues to own at least a three percent (3%) Partnership Interest, then such Investor Partner shall continue to be entitled to designate one (1) Investor Representative.

         2. The mistaken references to "Section 1.17" in Section 5.13 shall be deleted and "Section 1.18" shall be inserted in their place.

         3. All terms not defined herein shall have the meaning provided therefor in the Partnership Agreement.

         4. Except as expressly provided herein, all terms and conditions of the Partnership Agreement shall remain in full force and effect.

         5. This Amendment shall be effective when approved by the Partners in accordance with Section 11.2 of the Partnership Agreement.

         6. The General Partner is hereby authorized to execute an Amended and Restated Agreement of Limited Partnership incorporating all amendments to the Partnership Agreement approved in accordance with the terms of the Partnership Agreement.

         IN WITNESS WHEREOF, the Partners have approved and consented to this Amendment as of the 3rd day of May, 2001.

                                        HEART HOSPITAL, IV, L.P.
                                        By Hospital Management IV, Inc.

                                        By:      /s/ signature illegible
                                             -----------------------------------

                                        Its:     Vice President
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